                                                                   EXHIBIT 24

                        DIRECT CONNECT INTERNATIONAL INC.

                                POWER OF ATTORNEY

                                    FORM 10-K

The undersigned, Direct Connect International Inc., a Delaware corporation, and certain of its officers and/or directors, do each hereby consititute and appoint Peter L. Schneider, William B. Rodman, and Barry A. Rosner, and each of them, to act as attorneys-in-fact for and in the respective names, places and stead of the undersigned, to execute, seal, sign and file with the Securities and Exchange Commission an annual report of said Direct Connect International Inc. on Form 10-K and any and all amendments thereto for the purpose of filing under the Securities Exchange Act of 1934, hereby granting to said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or proper to be done in and about the premises, as fully to all intents and purposes as the undersigned, or any of them, might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

                      Executed the 12th day of August 1997.

                                        DIRECT CONNECT INTERNATIONAL INC.

                                        By /S/ PETER L. SCHNEIDER
                                          -----------------------
                                           President
[Corporate Seal]
TEST:

/S/ WILLIAM B. RODMAN
------------------------
Secretary
                                  Principal Executive Officers and all
                                      of the Directors
                                      ----------------

/S/ JOSEPH M. SALVANI             Chairman and Principal
Joseph M. Salvani                 Executive Officer and Director


/S/ PETER L. SCHNEIDER            President and Principal Operating
Peter L. Schneider                Officer and Director


/S/ BARRY A. ROSNER               Vice President, Treasurer and
Barry A. Rosner                   Principal Financial and Accounting
                                  Officer and Director